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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 27, 2002

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


             KENTUCKY                                 61-0985936
  (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                  Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 Slide show presentation first presented by NS Group, Inc. on February 27, 2002

Item 9.  REGULATION FD DISCLOSURE

         NS Group, Inc. plans to present the following materials in the form of a slide show presentation and/or printed charts to various individual and institutional investors commencing February 27, 2002. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NS GROUP, INC.

Date: February 27, 2002                     By:  /s/ Thomas J. Depenbrock
                                                 -----------------------------
                                                 Thomas J. Depenbrock
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer



                                  EXHIBIT INDEX



No.                        Exhibit
---                        -------

99.1                       February 27, 2002 Press Release